UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2010

BLUE SPHERE CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-147716	98-0550257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Asuta St., P.O.B 857, Even Yehuda, Israel 40500
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 972-9-8917438

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 6, 2010, Cally Ka Lai Lai and Wei Xiang Zeng resigned from our board of directors. There were no disagreements between our company and Ms. Lai or Mr. Zeng.

Our directors and officers are as follows:

Eliezer Weinberg	Director (Chairman)
Shlomo Palas	President, Chief Executive Officer, Secretary and Director
Alex Werber	Chief Financial Officer and Treasurer
Shmuel Keshet	Chief Operating Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE SPHERE CORP.

Per:
/s/ Shlomo Palas
Shlomo Palas
Chief Executive Officer
Date: May 13, 2010